UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2005

HS3 TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-117874

(Commission File Number)

20-3598613

(IRS Employer Identification No.)

1800 Boulder Street – Suite 600, Denver, Colorado, USA 80211

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 455-2550

220 DeCourcy Drive, RR1, Gabriola Island, BC. Canada V0R 1X1

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors”, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us” and “our” refer to HS3 Technologies Inc.

ACQUISITION OF HS3 TECHNOLOGIES INC.

On August 31, 2005, we entered into an Asset Purchase Agreement (the “Agreement”) with IP-Colo, Inc (“IPC”). The Agreement contemplated our company acquiring all of the assets of IPC.

The closing of the transactions contemplated in the Agreement and the acquisition by our company of all of the assets of IPC occurred on November 9, 2005. In accordance with the closing of the Agreement, and effective as of November 9, 2005, we acquired all of the assets of IPC, in exchange for the issuance by our company of 1,612,520 shares of our common stock to the shareholders of IPC. For financial statement purposes, IPC, the acquired entity, is regarded as the predecessor entity as of November 9, 2005.

Our company has 77,623,000 common shares issued and outstanding as of November 9, 2005 immediately prior to the issuance of 1,612,520 shares in connection with the closing of the Agreement and prior to the cancellation of 9,269,520 shares that were outstanding on closing that have been agreed to be cancelled. The former shareholders of IPC will own 1,612,520 shares of our company’s common stock, representing approximately 2.30% of the issued and outstanding shares of our company, and 38,700,480 additional shares representing a further 55.31% of our 69,966,000 issued and outstanding shares.

As the shareholders of IPC will hold 57.6% of our shares, and because the business of IPC represents the only business operations of our company, the acquisition of IPC is deemed to be a reverse acquisition for accounting purposes. IPC, the acquired entity, is regarded as the predecessor entity as of November 9, 2005. Starting with the periodic report for the quarter in which the acquisition was consummated, our company will file quarterly and annual reports based on the June 30, 2005 fiscal year end of IPC. Such financial statements will depict the operating results of IPC, including the acquisition of our company, from November 9, 2005.

The shares of our common stock issued to the shareholders of IPC pursuant to the Agreement and the shares issued under the Subscription Agreement will not be registered with the Securities Exchange Commission or the securities commission of any United States state, and were issued in reliance upon an exemption from registration under the United States Securities Act of 1933, as amended.

CORPORATE HISTORY

Zeno Inc.

We were incorporated under the laws of the State of Nevada on January 28, 2003.

Following our incorporation, we focussed our business efforts on establishing our company as an exploration stage mineral exploration company, with claims on properties located in the Thunder Bay Mining District in Ontario, Canada.

We were not successful in implementing our business plan or successful in raising sufficient capital to explore our properties in any material way. As management of our company investigated opportunities and challenges involved with financing and exploring our properties, management realized that the business did not present the best opportunity for our company to realize value for our shareholders. Accordingly, we abandoned our exploration plan and focussed on the identification of suitable businesses with which to enter into a business opportunity or business combination.

On or about October 10, 2005, we changed our name to HS3 Technologies, Inc.

IP-Colo Inc.

IPC was incorporated pursuant to the laws of the State of Colorado on December 24, 2005.

IPC is in the business of advanced wireless technologies, integrated with high-speed internet via satellite to provide real-time security and monitoring for many industries.

CURRENT BUSINESS

Following the closing of the Agreement with IPC, our company commenced the development of the internet services and wireless technology acquired from IPC.

We will provide customers with complete integrated solutions to high-speed Internet and surveillance needs. We will supply high-speed satellite Internet access to all locations in the continental United States. By replacing the need for copper or fiber-optic telephony equipment in the business or home, customers cost savings can be significant. We will bring service for the first time to areas and industries currently not able to access high-speed Internet cost effectively.

Our Integrated operating system provides real-time access through our satellite network to deliver 24/7 security information that is available via the Internet to authorized personnel, with the proper security clearance. Additional biometric technology can be added to ensure user identity interface.

We will provide satellite Internet broadband access at high-speeds, web hosting services, the ability to observe activities around remote facilities with digital IP cameras, as well as advanced biometrics for time and attendance and access control.

MARKET

Our business will involve using wireless technologies, integrated with our high-speed internet via satellite to provide real-time security and monitoring for many industries. We intend to target:

•	The oil and gas industry for their surveillance systems to monitor the activity and flows from each well and along pipelines.
•	Rural America to have satellite technology for high speed internet, video/television service and VOIP.
•	Any industry concerned with security surveillance using CCTV which will be more accessible by using satellite technology.
•	Government/Homeland Security concerns by supplying visual and capacity flow information for installations such as water supply, chemical plants, and other sensitive sites.
•	Food industry locations to use cameras and satellite transmissions that will allow the owner/operators to view employees, customers, and transactions 24 hours a day.
•	Multi-family units and office complexes to provide high-speed internet, television and phone services to its tenants in a faster more efficient cost effective manner.

SALES AND MARKETING STRATEGY

We believe that our services will be in high demand for the above-mentioned markets because of the following:

•	The satellite signal will be accessible in all areas of the United States and Canada even in the most remote regions.

•	Cost savings will be realized by consumers who will be able to bundle services such as cable/satellite television, high speed internet, and VOIP.
•	Our wireless technology exceeds the capabilities of current wireless internet because we can incorporate high speed internet, VOIP, real-time video/television, and telephone services.
•	In addition, as part of our total security package, we will distribute the most advanced biometric authentication devices to assist management in eliminating fraudulent employee “clocking-in”.

MANUFACTURING

Manufacturing of our products will be contracted to third parties. These contract manufacturers have expertise in the manufacturing of products such as ours. We will rely on these contract manufacturers to produce high quality products for sale to our customers.

COMPETITION

We will face competition from companies providing Internet access through a variety of services, including satellite, traditional dial-up, DSL, cable modem, ISP and terrestrial wireless connections. Many of our competitors and potential competitors have established customer bases, widespread brand recognition and existing partnerships with other industry participants, as well as substantially greater financial, technical and marketing resources than we do. We expect significant competitive factors to include: price, service reliability, ease of access and use, transmission speeds, breadth of service offerings, customer support, brand recognition, operating experience, and the ability to bundle complementary services. We expect to face competition from three types of Internet access providers: Ka-band satellite broadband providers, Ku-band satellite broadband providers and terrestrial Internet access providers. We expect to encounter a number of challenges in competing with companies already providing terrestrial Internet access. Many of these companies have an entrenched position in the marketplace and lower upfront installation charges than ours. We also expect that their monthly subscription fees may be lower than ours. Many of the major cable companies are deploying or plan to deploy broadband Internet access over their cable networks, often bundled with cable television access. Other terrestrial wireless companies have also announced plans to offer broadband Internet access using multi-channel multi-point distribution service, or MMDS, or local multi-point distribution service technologies. As the demand for high-speed Internet access and other broadband services increases, so will competition. Increased competition may come in the form of new market entrants, greater cooperation among our competitors, whether in the form of alliances or vertical or horizontal integration, or changes in the capabilities of other companies arising from technological innovations that we cannot foresee.

REGULATION

The satellite industry is highly regulated both in the United States and internationally. We are subject to the regulatory authority of the U.S. government, primarily through the FCC. The FCC is the government agency with primary authority in the United States to regulate and license commercial satellite systems, including those which we will be dependent upon. FCC rules require that satellite systems avoid interfering with other authorized users of radio spectrum, and that they comply with FCC rules governing U.S.-licensed satellite systems in general and Ka-band geostationary satellite systems in particular. The U.S. Congress has enacted the Communications Assistance for Law Enforcement Act of 1994, or CALEA, which requires that any equipment, facilities, and services deployed by telecommunications carriers meet certain electronic surveillance requirements identified in the statute. The statute specifically exempts providers of information services, such as Internet service providers. We believe that the services we intend to offer will not be covered by CALEA. However, the convergence of technology continues to blur the line between exempt information services and covered telecommunications services. If we were held to be subject to the requirements of CALEA, we may have to deploy additional equipment in order to comply with the statutory obligations, and we could be subject to monetary civil penalties for failure to comply with the statute or implementing regulations.

RESEARCH AND DEVELOPMENT

Our company’s research and development efforts are focussed on enhancing our products including: (i) periodic re-design of products and incorporation of new technologies to improve performance and manufacturability; (ii) design of new product lines for additional specialized applications; and (iii) expansion and adaption of existing products to accommodate the requirements of customer needs. Research and development efforts are conducted in-house and/or by contracted consultants.

INTELLECTUAL PROPERTY

IPC owns and operates the duly registered internet domain name: www.HS3Tech com. The information contained in IPC’s website is not part of this current report.

EMPLOYEES

As of September 30, 2005, IPC had 2 full-time employees and no part-time employees. Of those employees, none are covered by collective bargaining agreements.

DESCRIPTION OF PROPERTY

Our principal executive offices are located at 1800 Boulder Street – Suite 600, Denver, Colorado, USA 80211. The 3000 square foot space is leased for $4,000 per month for a 3-year term that commenced on October 1, 2005. We believe that our principal office will be adequate for our needs for the next 3 years.

RISK FACTORS

For purposes of this Risk Factors section, our company and IPC shall be collectively referred to as “we”, “our” or the “company”. In addition to other information in this current report, the following risk factors should be carefully considered in evaluating our business because such factors may have a significant impact on our business, operating results, liquidity and financial condition. As a result of the risk factors set forth below, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, operating results, liquidity and financial condition. If any of the following risks occur, our business, operating results, liquidity and financial condition could be materially adversely affected. In such case, the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We will require significant additional financing, the availability of which cannot be assured, and if our company is unable to obtain such financing, our business may fail.

Our business plan calls for significant expenses necessary to continue the development of our business and expand our position in the market. There is no assurance that actual cash requirements will not exceed our estimates. We may need to raise additional funds to:

- support our planned growth;

- develop or enhance new and existing products;

- increase our marketing efforts;

- acquire complementary businesses, products or technologies; and/or

- respond to competitive pressures or unanticipated requirements.

We have not yet achieved sustainable positive cash flows. As such, we will depend to a large extent on outside capital over the near-term to fund our capital needs. Such outside capital may be obtained from additional debt or equity financing. We do not currently have any arrangement for financing and there is no assurance that capital will be available to meet our operating costs or, if the capital is available, that it will be on terms acceptable to us. The issuance of additional equity securities by us would result in a dilution in the equity interests of our current shareholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments. If we are unable to obtain financing in the amounts and on terms deemed acceptable to us, we may be unable to implement our business and growth strategies, respond to changing business or economic conditions, withstand adverse operating results, consummate desired acquisitions or compete effectively.

We operate in a highly-competitive industry and our failure to compete effectively may adversely affect our ability to generate revenue.

Management is aware of similar products which compete directly with our products and some of the companies developing these products have significantly greater financial, technical and marketing resources, larger distribution networks, and generate greater revenue and have greater name recognition than us. These companies may develop products superior to those of our company. Such competition will potentially affect our chances of achieving profitability, and ultimately adversely affect our ability to continue as a going concern. Some of our competitors conduct more extensive promotional activities and offer lower prices to customers than we do, which could allow them to gain greater market share or prevent us from increasing our market share. In the future, we may need to decrease our prices if our competitors continue to lower their prices. Our competitors may be able to respond more quickly to new or changing opportunities, technologies and customer requirements. To be successful, we must carry out our business plan, establish and strengthen our brand awareness through marketing, effectively differentiate our product line from those of our competitors and build our distribution network. To achieve this we may have to substantially increase marketing and research and development in order to compete effectively. Such competition will potentially affect our chances of achieving profitability, and ultimately adversely affect our ability to continue as a going concern.

Rapid technological changes in our industry could render our products or services non-competitive or obsolete and consequently affect our ability to generate revenues.

We will derive all of our revenues from the sale of internet services and related security products. Such products and services are characterised and affected by rapid technological change, evolving industry standards and regulations and changing client preferences. Our success will depend, in significant part, upon our ability to make timely and cost-effective enhancements and additions to our technology and to introduce new products and services that meet customer demands. We expect new products and services to be developed and introduced by other companies that compete with our products and services. The proliferation of new and established companies offering similar services and products may reduce demand for our particular products. There can be no assurance that we will be successful in responding to these or other technological changes, to evolving industry standards or regulations or to new products and services offered by our current and future competitors. In addition, we may not have access to sufficient capital for our research and development needs in order to develop new products and services.

We could lose our competitive advantages if we are not able to protect our proprietary technology and intellectual property rights against infringement, and any related litigation could be time-consuming and costly.

Our success and ability to compete depends in part on our proprietary technology incorporated in our products. If any of our competitors copy or otherwise gain access to our proprietary technology or develop similar technologies independently, we would not be able to compete as effectively. We consider our technologies invaluable to our ability to continue to develop and maintain the goodwill and recognition associated with our brand. The measures we take to protect our technologies, and other intellectual property rights, which presently are based upon registered trade marks in addition to trade secrets, may not be adequate to prevent their unauthorized use. Although we rely, in part, on contractual provisions to protect our trade secrets and proprietary know-how, there is no assurance that these agreements will not be breached, that we would have adequate remedies for any breach or that our trade secrets will not otherwise become known or be independently developed by competitors. Further, the laws of foreign countries may provide inadequate protection of intellectual property rights. We may need to bring legal claims to enforce or protect our intellectual property rights. Any litigation, whether successful or unsuccessful, could result in substantial costs and a diversion of corporate resources. In addition, notwithstanding any rights we have secured to our intellectual property, other persons may bring claims against us claiming that we have infringed on their intellectual property rights, including claims that our intellectual property rights are not valid. Adverse determinations in litigation in which we may become involved could subject us to significant liabilities to third parties, require us to grant licenses to or seek licenses from third parties and prevent us from manufacturing and selling our products. Any claims against us, with or without merit, could be time-consuming and costly to defend or litigate, divert our attention and resources, result in the loss of goodwill associated with our trademarks or require us to make changes to our technologies. Furthermore, we cannot assure you that any pending patent application made by us will result in an issued patent, or that, if a patent is issued, it will provide meaningful protection against competitors or competitor technologies.

We may not be able to hire and retain qualified personnel to support our growth and if we are unable to retain or hire such personnel in the future, our ability to improve our products and implement our business objectives could be adversely effected.

To continue our growth, we will need to recruit additional senior management personnel, including persons with financial and sales experience. In addition, we must hire, train and retain a significant number of other skilled personnel, including persons with experience in less lethal munitions engineering and manufacturing. We have encountered competition for these personnel. We may not be able to find or retain qualified personnel, which will have a material adverse impact on our business.

RISKS RELATED TO OUR INDUSTRY

Risks relating to satellite launch and operations could prevent us from commencing operations or further expanding our business.

If we fail to negotiate contracts with one or more of our satellite providers, we might not be able to offer our services. A significant percentage of satellites never become operational because of launch failure, satellite destruction or damage during launch, or improper orbital placement. Whomever we enter into an agreement with for satellite services might not be able to successfully launch or operate the satellites, and our contractual remedies will not adequately compensate us for lost revenue. We will not be able to offer any service and generate any revenue until we have access to satellite bandwidth.

Delays in the construction and launch of satellites are common, and performance failure by satellite and launch contractors could delay the introduction or expansion of our services and ability to meet our revenue projections.

We might not be able to timely introduce and expand our services and meet our revenue expectations if there is a delay in manufacturing or launching satellites that we will depend upon for satellite bandwidth. Delays in the construction and launch of satellites are common, and there are limited suppliers of these services. We must rely on third parties to construct and launch satellites and then provide us with access to them. If any of these parties become insolvent or fail to perform their obligations for us in a timely manner, the introduction, operation or expansion of our services could be delayed. If any of these parties default on their contracts, our contractual remedies will not adequately compensate us for our lost revenue and our anticipated competitive advantage.

Failure to develop key vendor and service-provider relationships for essential components of our business on acceptable terms or in a timely manner could delay the introduction of our services and result in greater expenses than we expect.

We will depend on third parties to provide us with many services that will be essential for the conduct of our business. If we fail to establish key service-provider relationships on acceptable terms or in a timely manner, the commencement of our services could be delayed and our costs could significantly increase. We are in various stages of discussions with third parties to provide these essential services, which most importantly, includes access to satellite bandwidth at cost-effective prices. These relationships will be vital to our ability to provide our services, to grow and add customers and to efficiently operate our business. We might not be able to enter into these relationships or do so on commercially reasonable terms or within the time necessary to launch our services. If we do enter into these relationships, our service providers and vendors might not be sufficiently responsive to our needs or meet our performance standards, which could increase our expenses, delay the introduction of our services or impair the quality of our services.

our services depend on the development and integration of complex technologies in a novel configuration that might not function as designed, which might prevent us from offering our services as planned, or at all.

Our services will require new applications of existing technology and the complex integration of different technologies, which might not operate as designed. Components of satellite, gateway and related technologies are still being developed and have not yet been tested in actual operations. Hardware or software errors in space or on the ground could increase costs, delay our ability to offer our services, cause us to lose customers or prevent us from offering our services at all, each of which could limit our ability to generate revenue and become profitable.

Premature failure of satellites that we will rely upon could hurt our business reputation and projected revenue and earnings.

Satellites have limited useful lives, and if one of the satellites were to prematurely fail, it could adversely affect the quality of our services, our business reputation, and our projected revenue and earnings. Any of the satellites could fail before the end of their useful lives. There are many causes for the in-orbit failure of satellites, including: - component failure; - loss of power or fuel; - construction defects; - unexpected degradation of solar panels; - mistakes in issuing commands to the satellite; - inability to control the position, altitude, or orientation of the satellite; - disruptive military actions or acts of war; and - damage or destruction due to solar storms or other astronomical events, or collisions with space debris. Any premature failure could hurt market acceptance of our services and our competitive position.

Satellite technology has inherent limitations that could adversely affect the quality of our service, customer retention, revenue growth and profitability.

The satellites that we will rely upon will operate in the Ka-band portion of the radio-frequency spectrum. Satellites of this type have inherent technological limitations, the most significant being latency and an occurrence known as rain fade. In addition, two-way communications satellites generally have a fixed capacity limitation. Each of these limitations could cause us to lose customers and could adversely affect the quality of our service, revenue and ability to achieve or sustain profitability. Latency: Latency is the delay caused by the time it takes for data traveling in a network to travel up to one of the satellites and back to earth. GEO satellites have a relatively high round-trip latency compared to satellite systems closer to the earth or broadband systems located on the earth. While the latency of low-orbit satellite and terrestrial-based broadband signals is approximately 30 to 70 milliseconds, the latency of GEO satellite signals is approximately 250 milliseconds, or one-quarter of a second. This relatively high latency will prevent our satellite system from supporting, in a high-quality fashion, time-sensitive services such as toll-quality voice calls and highly interactive games, or similar products and services that may be developed and introduced over broadband networks in the future. This limitation could affect our ability to compete with other broadband Internet services, such as terrestrial broadband services, that do not experience similar latency. Rain Fade: Rainfall affects Ka-band signals more severely than signals in the lower frequency satellite communication bands currently in use, such as Ku-band. This occurrence is known as rain fade. Our service could slow down or even stop during periods of heavy rain. This limitation could adversely impact the quality and market acceptance of our services. Fixed Capacity: Satellites have a fixed amount of capacity to handle two-way data traffic. As a result, we might not be able to meet our customers' transmission speed expectations. The transmission speeds we can deliver to our customers at any particular time depend on several factors that we cannot predict, such as the number of customers online at any one time, the connection speeds used by these customers, their usage patterns, the types and quantity of content accessed over our system and the geographic location of our customers. Although we have designed our system to account for anticipated usage patterns, we might not be able to provide a satisfactory broadband experience for our customers at all times due to capacity constraints. If we do not have sufficient capacity on a particular satellite or in a specific geographic region to meet the peak demand levels, some of our customers will experience service degradation, such as slower than expected access speeds, which could damage our business reputation, cause customer dissatisfaction and result in a loss of customers. Installing additional capacity or reallocating existing capacity could be expensive and time consuming. As a result, our fixed-capacity limitation could negatively affect our revenue.

Our services will face intense competition from providers of terrestrial broadband services and other satellite system operators, and if we cannot effectively compete, we might be unable to expand our business and achieve profitability.

We will face competition from companies providing a wide variety of wireless and wireline Internet access services, some of which could have distinct advantages over our service. We might not be able to effectively compete with these companies, which could limit our revenue and our ability to achieve, sustain or grow profitability. Some of these services require little or no start-up costs for consumers, and they do not require consumers to install a satellite dish. We could also experience increased competition from new terrestrial wireless technologies, such as local multi-point distribution services and multi-channel multi-point distribution services. Mergers, joint ventures and alliances among franchise, wireless or private cable television operators, regional Bell operating companies and others could result in providers offering bundled telecommunications services in competition with us. Increased competition might result in our inability to obtain significant market share or compel us to reduce prices to remain competitive, which could result in lower gross margins. Many of our competitors and potential competitors have widespread brand recognition, existing partnerships with industry participants and greater financial, marketing, distribution, technical and other resources than we do. As a result, they might be able to respond more quickly than we can to new opportunities and technologies. In addition, many of these competitors already offer, or will offer, Internet access packages integrated with other communications services. Our ability to compete with these companies will depend on our ability to provide substantially similar or better service at prices that are competitive with those offered by these companies and to effectively market our services.

If we are not able to provide our service at competitive prices, our sales will suffer.

We might not be able to offer our services at prices competitive with other broadband service providers, which could limit our sales and revenue growth. The manufacturing and distribution costs of our system could be more expensive than we anticipate, making it difficult for us to offer our service to customers at prices that will induce them to purchase our services and allow us to become profitable. Pricing of services to consumers in the telecommunications and Internet access industries, both of which have similarities to the broadband service industry, have historically fallen, and we expect this to happen in the broadband Internet access industry as well. We initially intend to subsidize the cost of acquiring and installing our CPE to encourage customers to make an initial investment in our services. As competition to provide broadband Internet access services increases, we could be forced to lower prices for our services if our competitors engage in volume-based pricing and other forms of price competition. As a result, we might not be able to compete successfully with existing or potential competitors in the broadband Internet access market.

Our revenue growth depends on our ability to implement a successful distribution strategy for our services.

We intend to sell our services primarily through local satellite television dealers, DBS service providers, national electronics and department store chains and through wholesale channels such as communications service providers. We might not be able to establish or maintain these relationships, which could decrease our revenue. We have limited experience in developing distribution relationships of this type. If we are unsuccessful in developing additional distribution relationships, or if parties with which we develop relationships do not perform as expected, our services might not achieve broad market acceptance and our ability to grow our business could be significantly harmed.

Demand for our services might be insufficient for us to become profitable.

We cannot predict with certainty the potential consumer demand for our services or the degree to which we will meet that demand. If demand for our services does not develop as expected and achieve consumer market acceptance, we might not be able to generate enough revenue to become profitable or to sustain our operations. Among other things, we believe that consumer acceptance of our services will depend upon our ability to: - provide a competitively priced, high-quality satellite broadband service; - successfully brand, market and sell our services on a nationwide basis; - efficiently use established DBS distribution channels; and - enter into and capitalize on additional strategic distribution relationships. We will initially focus our sales and marketing efforts to target the U.S. households and industries that will not have access to terrestrial broadband services, such as DSL or cable modem service, at the time we commence our services. We have based our strategy to target these consumers on a number of assumptions, some or all of which could prove to be incorrect. Even if markets for our service develop, we could achieve a smaller share of these markets than we currently anticipate.

Rapid technological and industry changes could make our services obsolete or outdated, which could cause our sales to suffer.

The broadband communications industry is characterized by rapid technological change, frequent product innovations, changes in customer requirements and expectations, and evolving industry standards. If we are unable to keep pace with these changes, our sales will suffer. Competitors could have access to technologies not available to us, which might enable them to build a system that is more appealing to consumers. Products and services using new technologies, or emerging industry standards, could make our technologies obsolete. Our success will depend in part on our ability to bring our services to our target markets before competing technologies become widely accepted, as well as our ability to adapt and implement new technologies and services.

Failure to comply with existing, changing or new regulatory requirements could prevent or delay our ability to implement our current business plan.

We are subject to the regulatory authority of the FCC, the frequency coordination process of the International Telecommunication Union, or ITU, and the regulatory requirements of other countries in which we plan to offer our services. Failure to comply with existing, changing or new regulations could prevent us from implementing our current business plan. Regulatory changes could significantly impact our operations by, among other things: - adding terms and conditions to the continuing effectiveness of our licenses; - changing blanket licensing requirements for our CPE; - imposing fees or other charges, thereby raising our compliance costs; - requiring that we relocate one or more of our satellites to a different orbital location; - allocating remaining Ka-band spectrum favorably to our competitors; and - making current products obsolete. We might need to modify our services or operations to comply with new or changed regulations. These modifications could be expensive and time consuming, and could adversely affect our ability to provide our services cost effectively or at all.

RISKS RELATED TO OUR COMMON STOCK

A decline in the price of our common stock could affect our ability to raise further working capital and adversely impact our operations.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because our operations have been financed through the sale of equity securities, a decline in the price of our common stock could be especially detrimental to our liquidity and our continued operations. Any reduction in our ability to raise equity capital in the future would force us to reallocate funds from other planned uses and would have a significant negative effect on our business plans and operations, including our ability to develop new products and continue our current operations. If the stock price declines, there can be no assurance that we can raise additional capital or generate funds from operations sufficient to meet our obligations. We believe the following factors could cause the market price of our common stock to continue to fluctuate widely and could cause our common stock to trade at a price below the price at which you purchase your shares:

- actual or anticipated variations in our quarterly operating results;

- announcements of new services, products, acquisitions or strategic relationships by us or our competitors;

- trends or conditions in the internet service provider and satellite wireless industry;

- changes in accounting treatments or principles;

- changes in earnings estimates by securities analysts and in analyst recommendations;

- changes in market valuations of other internet service provider and satellite wireless companies; and

- general political, economic, regulatory and market conditions.

The market price for our common stock may also be affected by our ability to meet or exceed expectations of analysts or investors. Any failure to meet these expectations, even if minor, could materially adversely affect the market price of our common stock.

If we issue additional shares in the future, it will result in the dilution of our existing shareholders.

Our certificate of incorporation authorizes the issuance of 200,000,000 shares of common stock. Our board of directors has the authority to issue additional shares up to the authorized capital stated in the certificate of incorporation. Our board of directors may choose to issue some or all of such shares to acquire one or more businesses or to provide additional financing in the future. The issuance of any such shares will result in a reduction of the book value or market price of the outstanding shares of our common stock. If we do issue any such additional shares, such issuance also will cause a reduction in the proportionate ownership and voting power of all other shareholders. Further, any such issuance may result in a change of control of our corporation.

If a market for our common stock does not develop, shareholders may be unable to sell their shares.

There is currently a limited market for our common stock, which trades through the Over-the-Counter Bulletin Board quotation system. Trading of stock through the Over-the-Counter Bulletin Board is frequently thin and highly volatile. There is no assurance that a sufficient market will develop in the stock, in which case it could be difficult for shareholders to sell their stock.

Trading of our stock may be restricted by the Securities and Exchange Commission’s penny stock regulations which may limit a stockholder’s ability to buy and sell our stock.

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the Securities and Exchange Commission which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of, our common stock.

The National Association of Securities Dealers Inc., or NASD, has adopted sales practice requirements, which may limit a stockholder’s ability to buy and sell our shares.

In addition to the “penny stock” rules described above, the NASD has adopted rules requiring that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the NASD believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The NASD requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit our shareholders’ ability to buy and sell our stock and which may have an adverse effect on the market for our shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 9, 2005, following the consummation of the acquisition of the assets of IPC, certain information with respect to the beneficial ownership of our company’s common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Position Held	Amount and Nature of Beneficial Owner	Percent of Class (1)
Mark Lana 5660 East Bates Denver, CO 90222	President and Chief Executive Officer	9,508,453	13.59%
Lougene Baird 2210 Pinewood Road Sedalia, CO 80135	Secretary and Chief Operating Officer	9,508,453	13.59%
Robert A. Morrison, IV 1800 Boulder St. Denver, CO 80211	N/A	9,508,453	13.59%
Greg Dickey 5198 S. Memphis Ct. Centennial, CO 80015	N/A	4,031,300	5.76%
Dimitrios Gountis 7400 E. Orchard Rd. #290 Greenwood Village, CO 80111	N/A	4,030,000	5.76%
Directors and Executive Officers as a Group		28,525,359	40.77%

(1) Based on 69,966,000 shares of common stock issued and outstanding as of November 9, 2005. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

MANAGEMENT

Directors and Executive Officers, Promoters and Control Persons

The following individuals serve as the directors and executive officers of our company. All directors of our company hold office until the next annual meeting of the shareholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors, executive officers and the executive officers of our operating subsidiary, as well as the positions held, age, date and duration of appointment for such persons are as follows:

Name	Position Held with our Company and Date of Appointment	Age
Mark Lana	President, CEO and Director	52
Lougene Baird	Chief Operating Officer and Director	64

Business Experience

The following is a brief account of the education and business experience of the current directors and executive officers of our company as well as the executive officers of our operating subsidiary during at least the past five years, indicating the person’s principal occupation during the period, and the name and principal business of the organization by which he was employed.

Mark Lana

Mr. Lana became our President and C.E.O. upon the closing of the asset purchase Agreement with IPC and will become a Director on November 21, 2005.

Mr. Mark Lana has been an entrepreneur for over 30 years. He owned and operated several multi-unit and corporate extended stay hotels each with a staff of over 10 people in the Denver metro area for the past 20 years. He was involved in the housing industry and built, remodeled and refurbished single family and multi-unit dwellings. Mr. Lana has been involved in developing markets and putting together the financing for commercial real estate transactions and acquisitions. He has been involved with software development for medical transcription services and for payroll efficiencies in the hotel/motel labor market. During the 1990’s Mr. Lana was able to develop a system of medical records transcriptions that enabled records to be transcribed at several remote locations and then be centrally transmitted back to the hospital/clinic. His software applications were used by the Denver medical profession for use in delivering radiology reports to medical facilities and physician’s offices from remote locations.

Lougene Baird

Mrs. Baird became our Secretary and C.O.O. upon the closing of the asset purchase Agreement with IPC and will become a Director on November 21, 2005.

Ms. Lougene Baird has over thirty-five years experience in project management and implementation. She has spent many years as a staff supervisor working in both the health care industry, the securities brokerage business and in real estate. She was a subcontractor for Lockheed-Martin (a large defense contractor located in the Denver Metropolitan area) and she successfully assisted the Company with relocation of over 6,000 engineering staff during her contract with them. During the 1980’s, Ms. Baird was involved in real estate acquisitions and sales and continues to hold a Colorado real estate broker’s license. Her most recent experience was working with Zynex Medical where she was billing manager. She directed the claims department for durable medical equipment rentals and sales and was credited with helping the company to increase the company revenues substantially. Ms. Baird is also an international certified livestock judge and has been very active in several non-profit organizations in which she has been a director and treasurer.

Committees of the Board

The board of directors of our company held no formal meetings during the year ended March 31, 2005. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors do not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

Our company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the early stages of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors assesses all candidates, whether submitted by management or shareholders, and makes recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to the president, Mark Lana, at the address appearing on the first page of this current report.

Audit Committee Financial Expert

Our board of directors has determined that we do not have a board member that qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B, nor do we have a board member that qualifies as “independent” as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the NASD Rules.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committees because the company believes that the functions of an audit committees can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact the we have not generated any revenues from operations to date.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. We are not aware of any director, executive officer or beneficial owner of more than 10% of the outstanding common stock who or which has not timely filed reports required by Section 16(a) of the Exchange Act during or in respect of our March 31, 2005 fiscal year and interim period to the date of this report.

EXECUTIVE COMPENSATION

No executive officer of our company received annual salary and bonus in excess of $100,000 for the years ended March 31, 2005, 2004 and 2003. For the years ended March 31, 2005, 2004 and 2003, we did not pay any salaries or bonuses to any of our executive officers. As of the date of this current report, we have no compensatory plan or arrangement with respect to any officer that results or will result in the payment of compensation in any form from the resignation, retirement or any other termination of employment of such officer’s employment with our company, from a change in control of our company or a change in such officer’s responsibilities following a change in control.

There were no executive officers of IPC serving as of September 30, 2005, and no executive officers who served as such during the June 30, 2005, 2004 and 2003 fiscal years whose total salary and bonus exceeded $100,000 per year. IPC does not maintain, and did not maintain at any time during its 2005 fiscal year, any long-term compensation plans. As such, there were no long-term compensation plan awards or payouts to any IPC executive officers during IPC’s June 30, 2005, 2004 and 2003 fiscal years.

Employment / Consulting Agreements

Our company has not entered into any employment or consulting agreements with our executive officers.

There are no compensatory plans or arrangements with any executive officer of our company or our subsidiary for payments to be made to an executive officer following the retirement, resignation or termination of any executive officer’s employment with our company or our subsidiary.

Stock Option Plan

Currently, our company does not have a stock option plan in favor of any director, officer, consultant or employee of our company.

Stock Options / SAR Grants

There were no grants of stock options or stock appreciation rights made during the fiscal years ended March 31, 2005 and March 31, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options exercised during the fiscal year ended March 31, 2005 and March 31, 2004 by any officer or director of our company.

Director’s Compensation

Directors may be paid their expenses for attending each meeting of the directors and may be paid a fixed sum for attendance at each meeting of the directors or a stated salary as director. No payment precludes any director from serving our company in any other capacity and being compensated for the service. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

IPC, our wholly-owned operating subsidiary, reimburses its director’s expenses incurred in connection with attending board meetings but does not pay director’s fees or other cash compensation for services rendered as a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

None of the directors or officers of our company are related by blood or marriage.

Related Party Transactions

Other than as described below, we have not been a party to any transaction, proposed transaction, or series of transactions during the last two years in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest:

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of the directors or executive officers of our company or our subsidiary or any associate or affiliate of our company or subsidiary during the last two years, is or has been indebted to our company or subsidiary by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

DIVIDENDS

We have not paid dividends on our common stock in the past and do not anticipate paying dividends in the near future. We intend to retain earnings, if any, for use in our business and do not anticipate paying any cash dividends. Our directors will determine if and when dividends should be declared and paid in the future based on our financial position at the relevant time. All of our shares of common stock are entitled to an equal share in any dividends declared and paid.

LEGAL PROCEEDINGS

We know of no material, active, or pending legal proceeding against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our company’s directors, proposed directors, officers, or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our company’s interest.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the closing of the Agreement on November 9, 2005, our company issued 1,612,520 shares of our common stock to the fourteen shareholders of IPC. The shares of our common stock issued to the shareholders of IPC were issued in reliance upon an exemption from registration in an offering of securities pursuant to the United States Securities Act of 1933, as amended.

Item 5.01 Changes in Control of Registrant.

Upon the close of the Agreement with IPC on November 9, 2005, we issued an aggregate of 1,612,520 shares of common stock to the shareholders of IPC to acquire the assets of IPC. As a result of the asset purchase and related transactions, shareholders of IPC own 40,313,000 shares of our company’s common stock, representing approximately 58% of the issued and outstanding shares of our company, and as such, represents a change of control of our company.

As part of the change in control and pursuant to the terms of the Agreement, Mark Lana and Lougene Baird will be appointed to our board of directors on November 21, 2005, being over ten days after a Schedule 14F Information Statement was mailed out to our shareholders of record as of November 7, 2005 on November 8, 2005. The new directors will be appointed in compliance with Section 14(f) of the United States Securities of 1934, as amended, and Rule 14(f)-1 thereunder.

Mark Lana became President and CEO of our company as of November 9, 2005, and received 387,005 shares of our common stock pursuant to the asset purchase upon the closing of the Agreement. The 387,005 shares represent approximately 0.6% of our current issued and outstanding shares. Lougene Baird became COO and Secretary of our company as of November 9, 2005, and also received 387,005 shares of our common stock pursuant to the asset purchase upon the closing of the Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mark Lana was appointed as President and CEO of our company as of November 9, 2005. A description of Mr. Lana’s business experience over the past five years can be found in Item 2.01 above. Mr. Lana has not had a direct or indirect material interest in any transaction during the last two years, or proposed transaction, to which our company was or is to be a party.

Lougene Baird was appointed Chief Operating Officer and Secretary of our company as of November 9, 2005. A description of her business experience over the past five years can be found in Item 2.01 above.

Pursuant to the terms of the Asset Purchase Agreement, Mark Lana and Lougene Baird will be appointed as directors of our company on November 21, 2005, being the effective date of the 14F Information Statement that was mailed out to our shareholders on November 8, 2005. There were no arrangements or understandings between any of the directors and any other persons pursuant to which such individuals were selected as directors. None of the directors have been named to any committees of our company, and no definitive arrangements have been made regarding committees of our company to which any of the directors is expected to be named. Apart from the share exchange contemplated under the Share Exchange Agreement, none of the directors have had a direct or indirect material interest in any transaction during the last two years, or proposed transaction, to which our company was or is to be a party.

As of November 9, 2005, Frank McGill resigned as President, CEO and Treasurer of our company and Linda Smith resigned as CFO and Treasurer of our company after which Mark Lana was unanimously appointed President and CEO, Lougene Baird was appointed COO and Secretary of our company. Frank McGill and Linda Smith will resign as directors of our company on November 21, 2005 after the appointment of the new board and the effectiveness of the 14F Information Statement. There were no disagreements among Mr. McGill, Ms. Smith, our company or our company’s current directors regarding the resignation of Mr. McGill or Ms. Smith as our former president, secretary, treasurer and director.

Item 9.01 Financial Statements and Exhibits.

The following financial statements are included in this current report:

Annual Financial Statements of IP-Colo, Inc. for the Years Ended June 30, 2005 (Audited) and for the Three Month Period Ended September 30, 2005.

EXHIBITS

Copies of the following documents are included as exhibits to this current report pursuant to Item 601 of Regulation S-B:

Exhibit Number	Description
2.1	Asset Purchase Agreement dated August 31, 2005, among Zeno Inc. and IP-Colo, Inc.(1)

(1)	Incorporated by reference from our Current Report on Form 8-K filed on September 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HS3 TECHNOLOGIES INC.

/s/ Mark Lana

Mark Lana

President

Date: November 10, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

IPCOLO, Inc.

Denver, Colorado

We have audited the balance sheet of IPCOLO, Inc. (A Development Stage Company) as of June 30, 2005 and the related consolidated statements of operations, changes in stockholders' equity and cash flows from inception (December 24, 2004) through June 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IPCOLO, Inc. (A Development Stage Company) as of June 30, 2005, and the results of its operations and its cash flows from inception (December 24, 2004) through June 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 the Company has been in the development stage since inception and has no significant revenue generating operations. Realization of the Company’s assets is dependent upon the Company’s ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary in the event that the Company cannot continue in existence.

Denver, Colorado

September 15, 2005

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IPCOLO, Inc

FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED

JUNE 30, 2005

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IPCOLO, INC. (A Development Stage Company)
Financial Statements June 30, 2005
Page

Report of Independent Registered Public Accounting Firm	1

Balance Sheet	2

Statement of Operations	3

Statement of Stockholders' Equity	4

Statement of Cash Flows	5

Notes to the Financial Statements	6-10

F-4

IPCOLO, Inc. (A DEVELOPMENT STAGE COMPANY) BALANCE SHEET JUNE 30, 2005

ASSETS

CURRENT ASSETS
Cash	$3,041
Accounts Receivable, net	928
Total current assets	$3,969

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
Accrued expenses	$500
Advance from Shareholder	7,310
Total current liabilities	7,810

STOCKHOLDERS' (DEFICIT)
Common stock, no par value, 10,000,000 shares authorized
2,500,000 shares issued, and outstanding	1,000
Additional paid in capital	1,000
(Deficit) accumulated during the development stage	(5,841)
(3,841)
$3,969

F-5

IPCOLO, Inc. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF OPERATIONS INCEPTION (DECEMBER 24, 2004) TO JUNE 30, 2005

REVENUES	$4,723

COST OF SERVICES SOLD	704

GROSS PROFIT	4,019

GENERAL AND ADMINISTRATIVE EXPENSES	9,860

NET (LOSS) BEFORE INCOME TAXES	(5,841)

INCOME TAXES	-

NET (LOSS)	$(5,841)

Weighted average common shares outstanding or subscribed	10,000,000

(Loss) per share	$(0.00)

F-6

IPCOLO, Inc. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF CHANGES OF STOCKHOLDERS' EQUITY INCEPTION (DECEMBER 24, 2004) TO June 30, 2005

					(Deficit) Accumulated
	Common Stock		Common Stock	Additional	During the
	Shares	Amount	Subscriptions	Paid in Capital	Development Stage	Total

Inception	-	$-	$-	$-	$-	$-

Shares subscribed at $.0004 per share	-	-	1,000	-	-	1,000

Cash received on stock subscriptions	2,500,000	1,000	(1,000)	-	-	-

Contributed services	-	-	-	1,000	-	1,000

Net income for the period	-	-	-	-	(5,841)	(5,841)

Balance June 30, 2005	2,500,000	$1,000	$-	$1,000	$(5,841)	$(3,841)

F-7

IPCOLO, Inc.. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF CASH FLOWS INCEPTION (DECEMBER 24, 2004) TO JUNE 30, 2005

CASH FLOW FROM OPERATING ACTIVITIES:
Net (loss)	$(5,841)

Adjustments to reconcile net (loss) to net
cash (used in) operating activities:
Contributed services	1,000
Increase in accounts receivable	(927)
Increase in accrued expenses	500
Net cash (used in) operating activities	(5,269)

Cash flows from investing activities:
Net cash provided by investing activities	-

Cash flows from financing activities:
Common stock subscriptions	1,000
Advance from shareholder	7,310
Net cash provided by financing activities	8,310

Increase in cash	3,041

Cash - beginning of period	-

Cash - end of period	$3,041

Supplemental cash flow information:
Cash paid for income taxes	$-
Cash paid for interest	$-

F-8

IPCOLO, Inc.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2005

NOTE 1. NATURE OF BUSINESS

Organization

The Company was incorporated under the laws of the State of Colorado on December 24, 2004 as IPCOLO, Inc. and is in the development stage. The Company operates as an e-mail and web-hosting provider as well as a seller and reseller of satellite, camera and security products.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Web Development Costs

The web site will comprise multiple features and offerings that are currently under development, and it is anticipated that the offerings will require future development and refinement. In connection with the development of its products, the Company will incur external costs for hardware, software, and consulting services, and internal costs for payroll and related expenses of its technology employees directly involved in the development. All hardware costs will be capitalized. Purchased software costs will be capitalized in accordance with Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. All other costs will be reviewed for determination of whether capitalization or expense as product development cost is appropriate.

Fair Value of Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2005. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable and advances from shareholders. Fair values were assumed to approximate carrying values for

F-9

these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

Impairment of Long Lived Assets

Long lived assets and certain identifiable intangibles held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired.

Comprehensive Income

The Company follows Statement of Financial Accounting Standards (“SFAS”) 130, "Reporting Comprehensive Income". SFAS 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements.

Segment Reporting

The Company follows SFAS 131, “Disclosures About Segments of an Enterprise and Related Information.” The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

The Company follows SFAS 109, "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Net Income (Loss) Per Common Share

The Company calculates net income (loss) per share as required by SFAS 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During the periods when anti-dilutive, common stock equivalents are not considered in the computation.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the

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estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion 25, "Accounting for Stock Issued to Employees" (“APB 25") but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans

Recent Pronouncements

In December 2003, the Financial Accounting Standards Board issued FASB Interpretation Number 46-R “Consolidation of Variable Interest Entities.” FIN 46-R, which modifies certain provisions and effective dates of FIN 46, sets for the criteria to be used in determining whether an investment is a variable interest entity should be consolidated. These provisions are based on the general premise that if a company controls another entity through interests other than voting interests, that company should consolidate the controlled entity. The Company believes that currently, it does not have any material arrangements that meet the definition of a variable interest entity which would require consolidation.

In November 2004, the FASB issued SFAS 151, “Inventory Costs.” SFAS 151 amends the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage) under the guidance in ARB 43, Chapter 4, “Inventory Pricing.” Paragraph 5 of ARB 43, Chapter 4, previously stated “...under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges....” This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not expect adoption of SFAS 151 to have a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS 152, “Accounting for Real Estate Time-Sharing Transactions.” The FASB issued this Statement as a result of the guidance provided in AICPA Statement of Position (SOP) 04-2, “Accounting for Real Estate Time-Sharing Transactions.” SOP 04-2 applies to all real estate time-sharing transactions. Among other items, the SOP provides guidance on the recording of credit losses and the treatment of selling costs, but does not change the revenue recognition guidance in SFAS 66, “Accounting for Sales of Real Estate,” for real estate time-sharing transactions. SFAS 152 amends Statement 66 to reference the guidance provided in SOP 04-2. SFAS 152 also amends SFAS 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects”, to state that SOP 04-2 provides the relevant guidance on accounting for incidental operations and costs related to the sale of real estate time-sharing transactions. SFAS 152 is effective for years beginning after June 15, 2005, with restatements of previously issued financial statements prohibited. Management does not expect adoption of SFAS 152 to have a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS 153, “Exchanges of Nonmonetary Assets,” an amendment to Opinion No. 29, “Accounting for Nonmonetary Transactions.” Statement 153 eliminates certain differences in the guidance in Opinion No. 29 as compared to the guidance contained in standards issued by the International Accounting Standards Board. The amendment to Opinion No. 29 eliminates the fair value exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. Such an exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for nonmonetary asset exchanges occurring in periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in periods beginning after December 16, 2004. Management does not expect adoption of SFAS 153 to have a material impact on the Company’s financial statements.

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In December 2004, the FASB issued SFAS 123(R), “Share-Based Payment.” SFAS 123(R) amends SFAS 123, “Accounting for Stock-Based Compensation,” and APB Opinion 25, “Accounting for Stock Issued to Employees.” SFAS 123(R) requires that the cost of share-based payment transactions (including those with employees and non-employees) be recognized in the financial statements. SFAS 123(R) applies to all share-based payment transactions in which an entity acquires goods or services by issuing (or offering to issue) its shares, share options, or other equity instruments (except for those held by an ESOP) or by incurring liabilities (1) in amounts based (even in part) on the price of the entity’s shares or other equity instruments, or (2) that require (or may require) settlement by the issuance of an entity’s shares or other equity instruments. This statement is effective (1) for public companies qualifying as SEC small business issuers, as of the first interim period or fiscal year beginning after December 15, 2005, or (2) for all other public companies, as of the first interim period or fiscal year beginning after June 15, 2005, or (3) for all nonpublic entities, as of the first fiscal year beginning after December 15, 2005. Management is currently assessing the effect of SFAS No. 123(R) on the Company’s financial statements.

NOTE 3 – STOCKHOLDERS’ (DEFICIT)

The Company’s Board of Directors has the authority to issue 10,000,000 shares of common stock with no par value. During the period ended June 30, 2005 investors subscribed for and purchased 2,5000,000 shares for cash of $1,000. During the period from inception to June 30, 2005, an officer of the Company contributed $1,000 to the capital of the Company in the form of services and office expenses.

NOTE 4 - INCOME TAXES

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

A reconciliation of income taxes payable to income taxes computed at the federal statutory rate is as follows:

Federal income tax rate	15%
State taxes, net of federal benefit	5%
Valuation allowance	(20%)
-%

NOTE 5 – BASIS OF PRESENTATION

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business.

The Company is in the development stage and, accordingly, has yet not generated substantial revenues from operations. Since its inception, the Company has been substantially engaged in bringing its product and services to market and raising equity capital. The Company’s development activities since inception have been financially sustained by a combination of limited revenues and financing. To continue as a going concern the Company is dependent upon its ability to raise additional capital from the sale of common stock and, ultimately, the achievement of significant operating revenues. The accompanying

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financial statements do not include any adjustments that might be required should the Company be unable to recover the value of its assets or satisfy its liabilities.

NOTE 6 – RELATED PARTY TRANSACTIONS

As of June 30, 2005 the Company had advances from shareholders of $7,310. The advances are to be paid back when the Company receives additional investment and bear no interest.

NOTE 7 – STOCK OPTION PLAN

On February 4, 2004, the Board of Directors adopted a stock option (“The Plan”). The Plan allows for the issuance of incentive (qualified) options, non-qualified options and the grant of stock or other equity incentives to employees and directors. A committee to be appointed by the Board of Directors, or in the absence of that appointment, by the Board itself. The Plan provides for the issuance of up to 7,500,000 shares or options. No option may be exercised more than ten years from the date of grant. The Plan expires in 2015. As of June 30, 2005, no shares were outstanding. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of the Option.